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                          SECURITIES AND EXCHANGE COMMISSION


                               Washington, D.C.  20549

                                        _____


                                       FORM 8-K

                                    CURRENT REPORT


                          PURSUANT TO SECTION 13 OR 15 (d)

                        OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 18, 1997


                Barnett Auto Receivables Corp.
    ------------------------------------------------------
    (Exact name of registrant as specified in its charter)


         Nevada                    333-26675      Application Pending
-------------------------------   --------------  --------------------
(State or other jurisdiction of  (Commission          (IRS Employer
 incorporation)                   File Number)           ID Number)


3800 Howard Hughes Parkway, Suite 1560, Las Vegas, Nevada  70809
-----------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)

Registrant's Telephone Number,
 including area code:                             (702) 735-1811
                                                  --------------


                             N/A
-------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a)  Not applicable.

    (b)  Not applicable.

    (c)  Exhibits:

         8.1 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

         8.2 Opinion of Mahoney Adams & Criser, P.A. with respect to certain tax matters.

         23.1  Consent of Stroock & Stroock & Lavan LLP (included in
               Exhibit 8.1).

         23.2  Consent of Mahoney Adams & Criser, P.A.(included in Exhibit 8.2).

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        BARNETT AUTO RECEIVABLES CORP.


                        By: /s/ GERALD G. ROBINSON
                            -------------------------------
                            Name:  Gerald G. Robinson
                            Title: President

Dated: September 15, 1997

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                                    EXHIBIT INDEX

Exhibit                                                      Page
-------                                                      ----

8.1          Opinion of Stroock & Stroock & Lavan
             LLP with respect to certain tax matters.

8.2 Opinion of Stroock & Stroock & Lavan LLP with respect to certain tax matters.

23.1         Consent of Stroock & Stroock & Lavan LLP
             (included in Exhibit 8.1).

23.2         Consent of Mahoney Adams & Criser, P.A.(included in
             Exhibit 8.2).